                                                                 EXHIBIT (z) (2)

Richard F. Powers III               Chairman & Chief Executive Officer                Oakbrook Terrace, IL
John H. Zimmerman III               President                                         Oakbrook Terrace, IL

A. Thomas Smith III                 Executive Vice President, General                 Oakbrook Terrace, IL
                                    Counsel & Secretary;
                                    Vice President and Secretary of the Funds
William R. Rybak                    Executive Vice President, Chief
                                    Financial Officer and Treasurer                   Oakbrook Terrace, IL
Michael H. Santo                    Executive Vice President & Chief
                                    Operations & Technology Officer                   Oakbrook Terrace, IL
Colette M. Saucedo                  Executive Vice President & Chief
                                    Administrative Officer                            Houston, TX
A. Thomas Smith III                 Executive Vice President
                                    General Counsel and Secretary;
                                    Vice President and Secretary of the Funds         Oakbrook Terrace, IL
Steven M. Massoni                   Executive Vice President                          Oakbrook Terrace, IL
David Swanson                       Executive Vice President and Chief
                                    Marketing Officer                                 Oakbrook Terrace, IL

Laurence J. Althoff                 Sr. Vice President & Controller                   Oakbrook Terrace, IL
Don J. Andrews                      Sr. Vice President & Chief
                                    Compliance officer                                Oakbrook Terrace, IL
Sara L. Badler                      Sr. Vice President, Deputy
                                    General Counsel & Assistant Secretary;
                                    Assistant Secretary of the Funds                  Oakbrook Terrace, IL
James J. Boyne                      Sr. Vice President, Deputy General                Oakbrook Terrace, IL
                                    Counsel & Assistant Secretary
Glen M. Cackovic                    Sr. Vice President                                Laguna Niguel, CA
Gary R. DeMoss                      Sr. Vice President                                Oakbrook Terrace, IL
John E. Doyle                       Sr. Vice President                                Oakbrook Terrace, IL
Richard G. Golod                    Sr. Vice President                                Annapolis, MD
Eric J. Hargens                     Sr. Vice President                                Orlando, FL

Walter E. Rein                      Sr. Vice President                                Oakbrook Terrace, IL
James J. Ryan                       Sr. Vice President                                Oakbrook Terrace, IL
Frederick Shepherd                  Sr. Vice President                                Houston, TX
Robert S. West                      Sr. Vice President                                Oakbrook Terrace, IL
Weston B. Wetherell                 Sr. Vice President, Deputy General
                                    Counsel & Asst. Secretary                         Oakbrook Terrace, IL
Edward G. Wood, III                 Sr. Vice President and
                                    Chief Operating Officer;                          Oakbrook Terrace. IL
                                    Vice President of the Funds
James R. Yount                      Sr. Vice President                                Mercer Island, WA

Patricia A. Bettlach                First Vice President                              Chesterfield, MO

Gregory Heffington                  First Vice President                              Ft. Collins, CO
David S. Hogaboom                   First Vice President                              Oakbrook Terrace, IL
Dominic C. Martellaro               First Vice President                              Danville, CA

Maura A. McGrath                    First Vice President                              New York, NY

Thomas Rowley                       First Vice President                              St. Louis, MO
Andrew J. Scherer                   First Vice President                              Oakbrook Terrace, IL
James D. Stevens                    First Vice President                              North Andover, MA


James K. Ambrosio                   Vice President                                    Massapequa, NY
Brian P. Arcara                     Vice President                                    Buffalo, NY
Timothy R. Armstrong                Vice President                                    Wellington, FL
Matthew Baker                       Vice President                                    Oakbrook Terrace, IL
Shakeel Anwar Barkat                Vice President                                    Annapolis, MD
Scott C. Bernstiel                  Vice President                                    Plainsboro, NJ
Carol S. Biegel                     Vice President                                    Oakbrook Terrace, IL
Christopher M. Bisaillon            Vice President                                    Oakbrook Terrace, IL
William Edwin Bond                  Vice President                                    New York, NY
Michael P. Boos                     Vice President                                    Oakbrook Terrace, IL
Robert C. Brooks                    Vice President                                    Oakbrook Terrace, IL
Elizabeth M. Brown                  Vice President                                    Houston, TX
William F. Burke, Jr.               Vice President                                    Mendham, NJ
Loren Burket                        Vice President                                    Plymouth, MN
Juanita E. Buss                     Vice President                                    Kennesaw, GA
Christine Cleary Byrum              Vice President                                    Tampa, FL
Richard J. Charlino                 Vice President                                    Oakbrook Terrace, IL
Deanne Margaret Chiaro              Vice President                                    Oakbrook Terrace, IL
Scott A. Chriske                    Vice President                                    Plano, TX
German Clavijo                      Vice President                                    Atlanta, GA
Eleanor M. Cloud                    Vice President                                    Oakbrook Terrace, IL
Dominick Cogliandro                 Vice President & Asst. Treasurer                  New York, NY
Michael Colston                     Vice President                                    Louisville, KY
Kevin J. Connors                    Vice President                                    Oakbrook Terrace, IL
Suzanne Cummings                    Vice President                                    Oakbrook Terrace, IL
Michael E. Eccleston                Vice President                                    Oakbrook Terrace, IL
William J. Fow                      Vice President                                    Redding, CT
Nicholas J. Foxhoven                Vice President                                    Englewood, CO
Charles Friday                      Vice President                                    Gibsonia, PA
Sarah Kessler Gieser                Vice President                                    Oakbrook Terrace, IL
Timothy D. Griffith                 Vice President                                    Kirkland, WA
Kyle D. Haas                        Vice President                                    Oakbrook Terrace, IL
Daniel Hamilton                     Vice President                                    Austin, TX
John G. Hansen                      Vice President                                    Oakbrook Terrace, IL
Joseph Hays                         Vice President                                    Cherry Hill, NJ
Michael D. Hibsch                   Vice President                                    Oakbrook Terrace, IL
Susan J. Hill                       Vice President                                    Oakbrook Terrace, IL
Thomas R. Hindelang                 Vice President                                    Gilbert, AZ
Bryn M. Hoggard                     Vice President                                    Houston, TX
Michelle Huber                      Vice President                                    Oakbrook Terrace, IL
Michael B. Hughes                   Vice President                                    Oakbrook Terrace, IL
Lowell Jackson                      Vice President                                    Norcross, GA
Kevin G. Jajuga                     Vice President                                    Baltimore, MD
Robert Daniel Kendall               Vice President                                    Oakbrook Terrace, IL
Dana R. Klein                       Vice President                                    Oakbrook Terrace, IL

Frederick Kohly                     Vice President                                Miami, FL
Patricia D. Lathrop                 Vice President                                Tampa, FL
Brian Laux                          Vice President                                Staten Island, NY
Tony E. Leal                        Vice President                                Daphne, AL
S. William Lehew III                Vice President                                Charlotte, NC
Jonathan Linstra                    Vice President                                Oakbrook Terrace, IL
Ivan R. Lowe                        Vice President                                Houston, TX
Richard M. Lundgren                 Vice President                                Oakbrook Terrace, IL
Linda S. MacAyeal                   Vice President                                Oakbrook Terrace, IL
Kevin S. Marsh                      Vice President                                Bellevue, WA
Brooks D. McCartney                 Vice President                                Puyallup, WA
Anne Therese McGrath                Vice President                                Los Gatos, CA
John Mills                          Vice President                                Kenner, LA
Stuart R. Moehlman                  Vice President                                Houston, TX
Carin Elizabeth Morgan              Vice President                                Oakbrook Terrace, IL
Ted Morrow                          Vice President                                Dallas, TX
Peter Nicholas                      Vice President                                Beverly, MA
Steven R. Norvid                    Vice President                                Oakbrook Terrace, IL
James A. O'Brien                    Vice President                                New York, NY
Allyn O'Connor                      Vice President & Assoc. General Counsel       Oakbrook Terrace, IL
Gregory S. Parker                   Vice President                                Houston, TX
Christopher Petrungaro              Vice President                                Oakbrook Terrace, IL
Richard J. Poli                     Vice President                                Philadelphia, PA
Ronald E. Pratt                     Vice President                                Marietta, GA
Daniel D. Reams                     Vice President                                Royal Oak, MI
Kevin Wayne Reszel                  Vice President                                Oakbrook Terrace, IL
Michael W. Rohr                     Vice President                                Oakbrook Terrace, IL
Jeffrey L. Rose                     Vice President                                Houston, TX
Suzette N. Rothberg                 Vice President                                Plymouth, MN
Jeffrey Rourke                      Vice President                                Oakbrook Terrace, IL
Heather R. Sabo                     Vice President                                Richmond, VA
Diane Saxon                         Vice President and Assistant Treasurer        Oakbrook Terrace, IL
Stephanie Scarlata                  Vice President                                Bedford Corners, NY
Timothy M. Scholten                 Vice President                                Oakbrook Terrace, IL
Ronald J. Schuster                  Vice President                                Tampa, FL
Jeffrey Scott                       Vice President                                Oakbrook Terrace, IL
Gwen L. Shaneyfalt                  Vice President                                Oakbrook Terrace, IL
Jeffrey C. Shirk                    Vice President                                Swampscott, MA
Traci T. Sorenson                   Vice President                                Oakbrook Terrace, IL
Darren D. Stabler                   Vice President                                Phoenix, AZ
Christopher J. Staniforth           Vice President                                Leawood, KS
Richard Stefanec                    Vice President                                Los Angles, CA
William C. Strafford                Vice President                                Granger, IN
Mark A. Syswerda                    Vice President                                Oakbrook Terrace, IL
Charles S. Thompson                 Vice President                                Oakbrook Terrace, IL
John F. Tierney                     Vice President                                Oakbrook Terrace, IL
Curtis L. Ulvestad                  Vice President                                Red Wing, MN
Daniel B. Waldron                   Vice President                                Oakbrook Terrace, IL
Jeff Warland                        Vice President                                Oakbrook Terrace, IL
Robert A. Watson                    Vice President                                Oakbrook Terrace, IL
Sharon Wells Coicou                 Vice President                                Oakbrook Terrace, IL

Frank L. Wheeler                    Vice President                                Oakbrook Terrace, IL
Harold Whitworth, III               Vice President                                Oakbrook Terrace, IL
Joel J. Wilezewski                  Vice President                                Oakbrook Terrace, IL
Thomas M. Wilson                    Vice President                                Oakbrook Terrace, IL
Barbara A. Withers                  Vice President                                Oakbrook Terrace, IL
David M. Wynn                       Vice President                                Phoenix, AZ
Patrick M. Zacchea                  Vice President                                Oakbrook Terrace, IL

Scott F. Becker                     Asst. Vice President                          Oakbrook Terrace, IL
Brian E. Binder                     Asst. Vice President                          Oakbrook Terrace, IL
Billie J. Bronaugh                  Asst. Vice President                          Houston, TX
Lynn Chadderton                     Asst. Vice President                          Valrico, FL
Phillip Ciulla                      Asst. Vice President                          Oakbrook Terrace, IL
Amy Cooper                          Asst. Vice President                          Oakbrook Terrace, IL
Tammy Echevarria-Davis              Asst. Vice President                          Oakbrook Terrace, IL
Walter C. Gray                      Asst. Vice President                          Oakbrook Terrace, IL
Nancy Johannsen                     Asst. Vice President                          Oakbrook Terrace, IL
Thomas Johnson                      Asst. Vice President                          New York, NY
Laurie L. Jones                     Asst. Vice President                          Houston, TX
Robin R. Jordan                     Asst. Vice President                          Oakbrook Terrace, IL
Holly Lieberman                     Asst. Vice President                          Oakbrook Terrace, IL
Gregory Mino                        Asst. Vice President                          Oakbrook Terrace, IL
Christopher Perozek                 Asst. Vice President                          Oakbrook Terrace, IL
Christine K. Putong                 Asst. Vice President & Asst. Secretary        Oakbrook Terrace, IL
Leah Richardson                     Asst. Vice President                          Oakbrook Terrace, IL
David P. Robbins                    Asst. Vice President                          Oakbrook Terrace, IL
Regina Rosen                        Asst. Vice President                          Oakbrook Terrace, IL
Pamela S. Salley                    Asst. Vice President                          Houston, TX
David T. Saylor                     Asst. Vice President                          Oakbrook Terrace, IL
Lisa Schultz                        Asst. Vice President                          Oakbrook Terrace, IL
Katherine Scherer                   Asst. Vice President                          Oakbrook Terrace, IL
Heather Schmitt                     Asst. Vice President                          Oakbrook Terrace, IL
Laura Shipes                        Asst. Vice President                          Oakbrook Terrace, IL
Lauren B. Sinai                     Asst. Vice President                          Oakbrook Terrace, IL
Scott Stevens                       Asst. Vice President                          Oakbrook Terrace, IL
Kristen L. Transier                 Asst. Vice President                          Houston, TX
Michael Trizil                      Asst. Vice President                          Oakbrook Terrace, IL
Damienne Trippiedi                  Asst. Vice President                          Oakbrook Terrace, IL
David H. Villarreal                 Asst. Vice President                          Oakbrook Terrace, IL
Judy Wooley                         Asst. Vice President                          Oakbrook Terrace, IL

Cathy Napoli                        Assistant Secretary                           Oakbrook Terrace, IL
John Browning                       Officer                                       Oakbrook Terrace, IL
Leticia George                      Officer                                       Houston, TX
William D. McLaughlin               Officer                                       Houston, TX
Rebecca Newman                      Officer                                       Houston, TX
Theresa M. Renn                     Officer                                       Oakbrook Terrace, IL
Larry Vickrey                       Officer                                       Houston, TX
John Yovanovic                      Officer                                       Houston, TX
Richard F. Powers III               Director                                      Oakbrook Terrace, IL

Cathy Napoli                        Assistant Secretary                           Oakbrook Terrace, IL
William R. Rybak                    Treasurer                                     Oakbrook Terrace, IL
John Browning                       Officer                                       Oakbrook Terrace, IL
Leticia George                      Officer                                       Houston, TX
William D. McLaughlin               Officer                                       Houston, TX
Rebecca Newman                      Officer                                       Houston, TX
Theresa M. Renn                     Officer                                       Oakbrook Terrace, IL
Larry Vickrey                       Officer                                       Houston, TX
John Yovanovic                      Officer                                       Houston, TX
Richard F. Powers III               Director                                      Oakbrook Terrace, IL
Michael H. Santo                    Director                                      Oakbrook Terrace, IL
A. Thomas Smith III                 Director                                      Oakbrook Terrace, IL
William R. Rybak                    Director                                      Oakbrook Terrace, IL
John H. Zimmerman III               Director                                      Oakbrook Terrace, IL
